Loss per share	6 Months Ended
Jun. 30, 2026
Loss per share
Loss per share

9.Loss per share

Basic and diluted loss per share were calculated as the ratio of net profit or (loss) attributable to the shareholders of the Company by the weighted average number of outstanding shares (basic and diluted) of the Company.

Basic and diluted net loss per share attributable to ordinary shares for the six months ended June 30, 2026 and 2025 are calculated as follows (in thousands, except share and per share amounts):

	For the six months ended June 30,
(Euro thousands)	2026	2025
Loss from continuing operations attributable to ordinary shares	(59,347)	(72,730)
Loss from discontinued operations attributable to ordinary shares	—	(424)
Net loss attributable to ordinary shares	(59,347)	(73,154)
Weighted-average shares outstanding-basic and diluted (thousand shares)	116,945	117,314
Net loss per share:
From continuing operations	(0.51)	(0.62)
From discontinued operations	—	*
Total basic and diluted (in Euro)	(0.51)	(0.62)

*Between €(0.01) and 0.

As the Group incurred net losses for the six months ended June 30, 2026 and 2025, basic loss per share was the same as diluted loss per share.

In the calculation of diluted earnings per share, the warrants have been excluded as the average market price of ordinary shares during the period was lower than the exercise price of the warrants.

The following potentially dilutive outstanding securities were excluded from the computation of diluted loss per ordinary share because their effects would have been antidilutive for the six months ended June 30, 2026 or issuance of such shares is contingent upon the satisfaction of certain conditions which were not satisfied by the end of the period:

	At June 30,	At June 30,
(Thousand shares)	2026	2025
Treasury shares	8,651	8,651
Warrants	31,980	31,980
Total outstanding shares of potentially dilutive securities	40,631	40,631